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                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

          REGISTRATION STATEMENT FOR STOCK OPTION PLANS AND AGREEMENTS


                  Each person whose signature appears below appoints Matthew Hale or Richard Dobb, jointly and severally, each in his own capacity, his true and lawful attorneys-in-fact, with full power of substitution for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form S-8 referred to above and any amendments to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

              This Power of Attorney may be signed in counterparts.

                         [Signatures on following page]


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                  IN WITNESS WHEREOF, each of the undersigned has executed this
Power of Attorney as of October 26, 2001.


                                           /s/ M. Douglas Ivestor
                                           -------------------------------------
                                           M. Douglas Ivestor


                                           /s/ David C. Hodgson
                                           -------------------------------------
                                           David C. Hodgson


                                           /s/ James S. Mahan, III
                                           -------------------------------------
                                           James S. Mahan, III


                                           /s/ Howard J. Runnion, Jr.
                                           -------------------------------------
                                           Howard J. Runnion, Jr.


                                           /s/ Jackson L. Wilson, Jr.
                                           -------------------------------------
                                           Jackson L. Wilson, Jr.